Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	Jan. 23, 2004

ALLTEL reports solid fourth-quarter, 2003 results

Wireless net adds are best in two years; post-pay churn at four-year low

LITTLE ROCK, Ark. - ALLTEL today announced that the company achieved solid results in the fourth quarter and for 2003. Fully diluted earnings per share for the quarter was 83 cents. Excluding a gain from the sale of certain billing assets, fully diluted earnings per share from current businesses was 77 cents, a 4 percent increase from a year ago. Fully diluted earnings per share for the year was $4.25. Excluding a gain from the sale of ALLTEL Information Services and other items, fully diluted earnings per share from current businesses for the year was $3.05, a 4 percent increase year-over-year.

Among the highlights for the fourth quarter:

  Total revenues were $2 billion, a 5 percent increase from a year ago. Net income was $259 million, a 1 percent increase. Net income from current businesses was $240 million, a 3 percent increase.

  Wireless revenues were $1.2 billion, a 6 percent increase from a year ago. The company added 95,000 net wireless customers, the best quarter in two years. Post-pay churn was 1.96 percent, the company's best post-pay churn rate in more than four years.

  Wireline revenues were $616 million, a 1 percent increase from a year ago. ALLTEL added 23,000 DSL customers, with total penetration reaching 8 percent of addressable lines.

  Equity free cash flow from current businesses was $218 million. Net cash from operations was $624 million.

Among the highlights for the year:

  Total revenues were $8 billion, a 12 percent increase from year-end 2002. Net income was $1.3 billion, a 44 percent increase. Net income from current businesses was $954 million, a 4 percent increase.

  Wireless revenues were $4.7 billion, a 14 percent increase from the previous year. Post-pay churn for the year was 2.09 percent, a 6 percent improvement compared with year-end 2002.

  Wireline revenues were $2.4 billion, a 12 percent increase from year-end 2002. The company more than doubled its DSL customer base in 2003, ending the year with more than 153,000 high-speed customers.
  Equity free cash flow from current businesses was more than $1 billion, a 26 percent increase from a year ago. Net cash from operations was $2.5 billion, a 3 percent increase from a year ago.

"ALLTEL continued to deliver solid financial results for the quarter and the year while further improving the company's already strong balance sheet," said Scott Ford, ALLTEL president and chief executive officer. "On the operations side, the company improved service levels for our customers at the point of sale, within our call centers and on our networks. These improvements led to year-over-year declines in post-pay wireless churn, an increase in average revenue per customer and DSL customer increases of more than 118 percent, which more than offset ALLTEL's access line declines."

Also, the company today announced that its board of directors adopted a $750 million stock repurchase plan, which equates to about 5 percent of outstanding shares at ALLTEL's current stock price.  Under the repurchase plan, ALLTEL may repurchase shares, from time to time, on the open market or in negotiated transactions, as circumstances warrant, depending upon market conditions and other factors.  The plan authorizes repurchases over the period ending Dec. 31, 2005.

During the next month, ALLTEL will change its organizational structure to support continued improvements in service delivery and customer satisfaction. This change will eliminate a total of 400 to 600 positions on the regional and corporate levels and result in a one-time pretax charge of about $15 million in the first quarter and savings of about $20 million in 2004. The new structure will be in place in late February.

ALLTEL is a customer-focused communications company with more than 12 million customers and $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state, and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service, and unbundled network elements and resale rates; and the effects of the Federal Communications Commission's number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION UNDER GAAP

(In thousands, except per share amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED

	December 31,	December 31,	Increase (Decrease)		December 31,	December 31,	Increase (Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%

REVENUES AND SALES:
Wireless	$1,191,932	$1,119,382	$72,550	6	$4,728,399	$4,160,204	$568,195	14
Wireline	615,784	607,815	7,969	1	2,436,079	2,179,761	256,318	12
Communications support services	247,139	234,918	12,221	5	959,061	925,674	33,387	4
Total business segments	2,054,855	1,962,115	92,740	5	8,123,539	7,265,639	857,900	12
Less: intercompany eliminations	41,179	39,340	1,839	5	143,629	153,253	(9,624)	(6)
Total revenues and sales	$2,013,676	$1,922,775	$90,901	5	$7,979,910	$7,112,386	$867,524	12

SEGMENT INCOME:
Wireless	$231,607	$246,495	$(14,888)	(6)	$998,000	$947,851	$50,149	5
Wireline	236,830	223,736	13,094	6	883,873	793,039	90,834	11
Communications support services	17,623	21,832	(4,209)	(19)	76,417	84,126	(7,709)	(9)
Total segment income	486,060	492,063	(6,003)	(1)	1,958,290	1,825,016	133,274	7
Less: corporate expenses	12,008	9,727	2,281	23	41,316	35,453	5,863	17
integration expenses and other charges	—	(2,526)	2,526	100	18,979	69,883	(50,904)	(73)
Total operating income	$474,052	$484,862	$(10,810)	(2)	$1,897,995	$1,719,680	$178,315	10

OPERATING MARGIN (A):
Wireless	19.4%	22.0%	(2.6%)	(12)	21.1%	22.8%	(1.7%)	(7)
Wireline	38.5%	36.8%	1.7%	5	36.3%	36.4%	(.1%)	—
Communications support services	7.1%	9.3%	(2.2%)	(24)	8.0%	9.1%	(1.1%)	(12)
Consolidated	23.5%	25.2%	(1.7%)	(7)	23.8%	24.2%	(.4%)	(2)

NET INCOME	$258,935	$256,573	$2,362	1	$1,330,119	$924,310	$405,809	44
EARNINGS PER SHARE:
Basic	$.83	$.82	$.01	1	$4.27	$2.97	$1.30	44
Diluted	$.83	$.82	$.01	1	$4.25	$2.96	$1.29	44

Weighted average common shares:
Basic	312,413	311,133	1,280	—	311,784	310,982	802	—
Fully diluted	313,265	312,244	1,021	—	312,767	312,328	439	—
Annual dividend rate per common share	$1.48	$1.40	$.08	6

(A)  Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

-more-

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(In thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002
Revenues and sales:
Service revenues	$1,806,026	$1,734,481	$7,156,067	$6,428,942
Product sales	207,650	188,294	823,843	683,444
Total revenues and sales	2,013,676	1,922,775	7,979,910	7,112,386
Costs and expenses:
Cost of services	567,946	538,620	2,273,598	2,039,014
Cost of products sold	262,058	233,905	1,043,468	891,306
Selling, general, administrative and other	388,290	363,616	1,498,122	1,297,034
Depreciation and amortization	321,330	304,298	1,247,748	1,095,469
Integration expenses and other charges	—	(2,526)	18,979	69,883
Total costs and expenses	1,539,624	1,437,913	6,081,915	5,392,706

Operating income	474,052	484,862	1,897,995	1,719,680

Equity earnings in unconsolidated partnerships	16,401	23,260	64,373	65,776
Minority interest in consolidated partnerships	(17,093)	(18,610)	(78,604)	(73,339)
Other income (expense), net	3,596	(3,581)	11,068	2,350
Interest expense	(90,881)	(109,220)	(378,627)	(355,129)
Gain on disposal of assets, write-down of investments and other	30,999	19,516	17,933	985

Income from continuing operations before income taxes	417,074	396,227	1,534,138	1,360,323
Income taxes	158,139	150,832	580,609	510,163

Income from continuing operations	258,935	245,395	953,529	850,160

Discontinued operations:
Income from discontinued operations (net of income taxes)	—	11,178	37,072	74,150
Gain on sale of discontinued operations (net of income taxes)	—	—	323,927	—

Income before cumulative effect of accounting change	258,935	256,573	1,314,528	924,310
Cumulative effect of accounting change (net of income taxes)	—	—	15,591	—

Net income	258,935	256,573	1,330,119	924,310
Preferred dividends	27	29	111	125
Net income applicable to common shares	$258,908	$256,544	$1,330,008	$924,185

Basic earnings per share:
Income from continuing operations	$.83	$.79	$3.06	$2.73
Income from discontinued operations	—	.03	1.16	.24
Cumulative effect of accounting change	—	—	.05	—
Net income	$.83	$.82	$4.27	$2.97

Diluted earnings per share:
Income from continuing operations	$.83	$.79	$3.05	$2.72
Income from discontinued operations	—	.03	1.15	.24
Cumulative effect of accounting change	—	—	.05	—
Net income	$.83	$.82	$4.25	$2.96

ALLTEL CORPORATION

CONSOLIDATED RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(In thousands, except per share amounts)

	(NON-GAAP)				(NON-GAAP)
	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	December 31,	December 31,	Increase (Decrease)		December 31,	December 31,	Increase (Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%

REVENUES AND SALES:
Wireless	$1,191,932	$1,119,382	$72,550	6	$4,728,399	$4,160,204	$568,195	14
Wireline	615,784	607,815	7,969	1	2,436,079	2,179,761	256,318	12
Communications support services	247,139	234,918	12,221	5	959,061	925,674	33,387	4
Total business segments	2,054,855	1,962,115	92,740	5	8,123,539	7,265,639	857,900	12
Less: intercompany eliminations	41,179	39,340	1,839	5	143,629	153,253	(9,624)	(6)
Total revenues and sales	$2,013,676	$1,922,775	$90,901	5	$7,979,910	$7,112,386	$867,524	12

SEGMENT INCOME:
Wireless	$231,607	$246,495	$(14,888)	(6)	$998,000	$950,951	$47,049	5
Wireline	236,830	223,736	13,094	6	883,873	803,939	79,934	10
Communications support services	17,623	21,832	(4,209)	(19)	76,417	84,126	(7,709)	(9)
Total segment income	486,060	492,063	(6,003)	(1)	1,958,290	1,839,016	119,274	6
Less: corporate expenses	12,008	9,727	2,281	23	41,316	35,453	5,863	17
Total operating income	$474,052	$482,336	$(8,284)	(2)	$1,916,974	$1,803,563	$113,411	6

OPERATING MARGIN (A):
Wireless	19.4%	22.0%	(2.6%)	(12)	21.1%	22.9%	(1.8%)	(8)
Wireline	38.5%	36.8%	1.7%	5	36.3%	36.9%	(.6%)	(2)
Communications support services	7.1%	9.3%	(2.2%)	(24)	8.0%	9.1%	(1.1%)	(12)
Consolidated	23.5%	25.1%	(1.6%)	(6)	24.0%	25.4%	(1.4%)	(6)

NET INCOME	$239,994	$231,902	$8,092	3	$954,395	$916,956	$37,439	4
EARNINGS PER SHARE:
Basic	$.77	$.75	$.02	3	$3.06	$2.95	$.11	4
Diluted	$.77	$.74	$.03	4	$3.05	$2.94	$.11	4

(A)  Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

Current businesses excludes the effects of discontinued operations, early termination of debt, integration expenses and other charges, gain on disposal of assets, write-down of investments and receivables, and net financing costs related to prefunding the Company's 2002 wireless and wireline acquisitions.

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended December 31, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$1,806,026	$—		$1,806,026	$1,128,024	$605,665	$105,910	$(33,573)
Product sales	207,650	—		207,650	63,908	10,119	141,229	(7,606)
Total revenues and sales	2,013,676	—		2,013,676	1,191,932	615,784	247,139	(41,179)
Costs and expenses:
Cost of services	567,946	—		567,946	350,603	173,751	74,876	(31,284)
Cost of products sold	262,058	—		262,058	131,243	7,495	131,568	(8,248)
Selling, general, administrative and other	388,290	—		388,290	303,033	65,644	13,896	5,717
Depreciation and amortization	321,330	—		321,330	175,446	132,064	9,176	4,644
Integration expenses and other charges	—	—		—	—	—	—	—
Total costs and expenses	1,539,624	—		1,539,624	960,325	378,954	229,516	(29,171)

Operating income	474,052	—		474,052	$231,607	$236,830	$17,623	$(12,008)

Equity earnings in unconsolidated partnerships	16,401	—		16,401
Minority interest in consolidated partnerships	(17,093)	—		(17,093)
Other income, net	3,596	—		3,596
Interest expense	(90,881)	—		(90,881)
Gain on disposal of assets, write-down of investments and other	30,999	(30,999	)(A)	—

Income from continuing operations before income taxes	417,074	(30,999)		386,075
Income taxes	158,139	(12,058	)(K)	146,081

Income from continuing operations	258,935	(18,941)		239,994

Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—		—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	258,935	(18,941)		239,994
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	258,935	(18,941)		239,994
Preferred dividends	27	—		27
Net income applicable to common shares	$258,908	$(18,941)		$239,967

Basic earnings per share:
Income from continuing operations	$.83	$(.06)		$.77
Income from discontinued operations	—	—		—
Cumulative effect of accounting change	—	—		—
Net income	$.83	$(.06)		$.77

Diluted earnings per share:
Income from continuing operations	$.83	$(.06)		$.77
Income from discontinued operations	—	—		—
Cumulative effect of accounting change	—	—		—
Net income	$.83	$(.06)		$.77

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended December 31, 2002

(In thousands, except per share amounts)

								Corporate Operations and Intercompany Eliminations
	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses
							Communications Support Services

					Wireless	Wireline

Revenues and sales:
Service revenues	$1,734,481	$—		$1,734,481	$1,065,747	$598,107	$109,224	$(38,597)
Product sales	188,294	—		188,294	53,635	9,708	125,694	(743)
Total revenues and sales	1,922,775	—		1,922,775	1,119,382	607,815	234,918	(39,340)
Costs and expenses:
Cost of services	538,620	—		538,620	329,004	175,511	72,419	(38,314)
Cost of products sold	233,905	—		233,905	114,672	7,404	112,577	(748)
Selling, general, administrative and other	363,616	—		363,616	269,728	69,366	18,451	6,071
Depreciation and amortization	304,298	—		304,298	159,483	131,798	9,639	3,378
Integration expenses and other charges	(2,526)	2,526	(D)	—	—	—	—	—
Total costs and expenses	1,437,913	2,526		1,440,439	872,887	384,079	213,086	(29,613)

Operating income	484,862	(2,526)		482,336	$246,495	$223,736	$21,832	$(9,727)

Equity earnings in unconsolidated partnerships	23,260	—		23,260
Minority interest in consolidated partnerships	(18,610)	—		(18,610)
Other income (expense), net	(3,581)	—		(3,581)
Interest expense	(109,220)	—		(109,220)
Gain on disposal of assets, write-down of investments and other	19,516	(19,516	)(E)	—

Income from continuing operations before income taxes	396,227	(22,042)		374,185
Income taxes	150,832	(8,549	)(K)	142,283

Income from continuing operations	245,395	(13,493)		231,902

Discontinued operations:
Income from discontinued operations (net of income taxes)	11,178	(11,178	)(L)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	256,573	(24,671)		231,902
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	256,573	(24,671)		231,902
Preferred dividends	29	—		29
Net income applicable to common shares	$256,544	$(24,671)		$231,873

Basic earnings per share:
Income from continuing operations	$.79	$(.04)		$.75
Income from discontinued operations	.03	(.03)		—
Cumulative effect of accounting change	—	—		—
Net income	$.82	$(.07)		$.75

Diluted earnings per share:
Income from continuing operations	$.79	$(.05)		$.74
Income from discontinued operations	.03	(.03)		—
Cumulative effect of accounting change	—	—		—
Net income	$.82	$(.08)		$.74

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the twelve months ended December 31, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$7,156,067	$—		$7,156,067	$4,466,462	$2,395,625	$428,983	$(135,003)
Product sales	823,843	—		823,843	261,937	40,454	530,078	(8,626)
Total revenues and sales	7,979,910	—		7,979,910	4,728,399	2,436,079	959,061	(143,629)
Costs and expenses:
Cost of services	2,273,598	—		2,273,598	1,367,812	737,161	299,006	(130,381)
Cost of products sold	1,043,468	—		1,043,468	536,648	29,131	486,936	(9,247)
Selling, general, administrative and other	1,498,122	—		1,498,122	1,154,961	259,406	60,511	23,244
Depreciation and amortization	1,247,748	—		1,247,748	670,978	526,508	36,191	14,071
Integration expenses and other charges	18,979	(18,979	)(B)	—	—	—	—	—
Total costs and expenses	6,081,915	(18,979)		6,062,936	3,730,399	1,552,206	882,644	(102,313)

Operating income	1,897,995	18,979		1,916,974	$998,000	$883,873	$76,417	$(41,316)

Equity earnings in unconsolidated partnerships	64,373	—		64,373
Minority interest in consolidated partnerships	(78,604)	—		(78,604)
Other income, net	11,068	—		11,068
Interest expense	(378,627)	—		(378,627)
Gain on disposal of assets, write-down of investments and other	17,933	(17,933	)(A)(C)	—

Income from continuing operations before income taxes	1,534,138	1,046		1,535,184
Income taxes	580,609	180	(K)	580,789

Income from continuing operations	953,529	866		954,395

Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(L)	—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(L)	—

Income before cumulative effect of accounting change	1,314,528	(360,133)		954,395
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(M)	—

Net income	1,330,119	(375,724)		954,395
Preferred dividends	111	—		111
Net income applicable to common shares	$1,330,008	$(375,724)		$954,284

Basic earnings per share:
Income from continuing operations	$3.06	$—		$3.06
Income from discontinued operations	1.16	(1.16)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$4.27	$(1.21)		$3.06

Diluted earnings per share:
Income from continuing operations	$3.05	$—		$3.05
Income from discontinued operations	1.15	(1.15)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$4.25	$(1.20)		$3.05

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the twelve months ended December 31, 2002

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information from Current Businesses			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services
Revenues and sales:
Service revenues	$6,428,942	$—		$6,428,942	$3,999,206	$2,145,315	$434,465	$(150,044)
Product sales	683,444	—		683,444	160,998	34,446	491,209	(3,209)
Total revenues and sales	7,112,386	—		7,112,386	4,160,204	2,179,761	925,674	(153,253)
Costs and expenses:
Cost of services	2,039,014	(14,000	)(H)	2,025,014	1,243,068	634,166	295,299	(147,519)
Cost of products sold	891,306	—		891,306	430,550	24,843	439,219	(3,306)
Selling, general, administrative and other	1,297,034	—		1,297,034	957,983	251,214	69,280	18,557
Depreciation and amortization	1,095,469	—		1,095,469	577,652	465,599	37,750	14,468
Integration expenses and other charges	69,883	(69,883	)(D)(I)	—	—	—	—	—
Total costs and expenses	5,392,706	(83,883)		5,308,823	3,209,253	1,375,822	841,548	(117,800)

Operating income	1,719,680	83,883		1,803,563	$950,951	$803,939	$84,126	$(35,453)

Equity earnings in unconsolidated partnerships	65,776	—		65,776
Minority interest in consolidated partnerships	(73,339)	—		(73,339)
Other income (expense), net	2,350	(8,200	)(F)	(5,850)
Interest expense	(355,129)	34,959	(G)	(320,170)
Gain on disposal of assets, write-down of investments and other	985	(985	)(E)(J)	—

Income from continuing operations before income taxes	1,360,323	109,657		1,469,980
Income taxes	510,163	42,861	(K)	553,024

Income from continuing operations	850,160	66,796		916,956

Discontinued operations:
Income from discontinued operations (net of income taxes)	74,150	(74,150	)(L)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	924,310	(7,354)		916,956
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	924,310	(7,354)		916,956
Preferred dividends	125	—		125
Net income applicable to common shares	$924,185	$(7,354)		$916,831

Basic earnings per share:
Income from continuing operations	$2.73	$.22		$2.95
Income from discontinued operations	.24	(.24)		—
Cumulative effect of accounting change	—	—		—
Net income	$2.97	$(.02)		$2.95

Diluted earnings per share:
Income from continuing operations	$2.72	$.22		$2.94
Income from discontinued operations	.24	(.24)		—
Cumulative effect of accounting change	—	—		—
Net income	$2.96	$(.02)		$2.94

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As disclosed in the Company's Form 8-K filed on January 23, 2004, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the following items: the effects of discontinued operations, early termination of debt, integration expenses and other charges, gain on disposal of assets, write-down of investments and receivables and the net financing costs related to prefunding the Company’s 2002 acquisitions of wireless properties from CenturyTel, Inc. ("CenturyTel") and wireline properties in Kentucky from Verizon Communications, Inc. ("Verizon").  ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations.  The Company uses results from current businesses as management’s primary measure of the performance of its business segments.  ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the integration expenses and other charges, gain on disposal of assets, write-down of investments and debt prepayment penalties have not been allocated to the business segments.  In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments

(A)

The Company recorded a pretax gain of $31.0 million from the sale of certain assets and related liabilities, including selected customer contracts and capitalized software development costs, associated with the Company's telecommunications information services operations.

(B)

These charges included severance and employee benefit costs of $8.5 million related to a planned workforce reduction, primarily resulting from the closing of certain call center locations.  The Company also recorded a $2.7 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003, primarily resulting from differences between estimated and actual severance costs paid in completing the previous planned workforce reductions.  ALLTEL also wrote off $13.2 million of certain capitalized software development costs that had no alternative future use or functionality.

(C)

ALLTEL recorded pretax write-downs totaling $6.0 million to reflect other-than-temporary declines in the fair value of certain investments in unconsolidated limited partnerships.  In addition, the Company retired, prior to its stated maturity dates, $249.1 million of long-term debt, representing all of the long-term debt outstanding under the Rural Utilities Services, Rural Telephone Bank and Federal Financing Bank programs.  In connection with the early retirement of the debt, the Company incurred pretax termination fees of $7.1 million.

(D)

The Company recorded a $2.5 million reduction in the liabilities associated with the restructuring of its competitive local exchange carrier ("CLEC") operations initiated during the first quarter of 2002, as further discussed in Note I below.  The reduction primarily reflected differences between estimated and actual costs to exit certain CLEC markets and consisted of $2.0 million in lease termination costs and $0.5 million in severance and employee benefit costs.

(E)

The Company recorded a pretax gain of $22.1 million from the sale of a wireless property in Pennsylvania to Verizon Wireless, partially offset by a $2.6 million write-down in the carrying value of an investment.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(F)

Represents additional interest income earned due to investing proceeds received from ALLTEL's equity unit and long-term debt offerings.  These security offerings were issued to prefund the Company’s 2002 acquisitions of wireless properties from CenturyTel and wireline properties in Kentucky from Verizon discussed in Note I.

(G)

Represents additional interest expense incurred due to the issuance of ALLTEL's equity unit and long-term debt offerings to prefund the Company’s 2002 wireless and wireline acquisitions discussed in Note I.

(H)

Represents additional bad debt expense recorded by the Company due to the bankruptcy filing of an interexchange carrier.  Of the total, $3.1 million of the write-down related to the wireless segment and $10.9 million related to the wireline segment.

(I)

These charges included $36.5 million incurred by the Company in connection with the restructuring of the Company's CLEC and retail store operations. The restructuring charges included severance and employee benefit costs of $17.5 million related to a planned workforce reduction, $12.4 million of costs associated with terminating certain CLEC transport agreements and lease termination fees incurred with the closing of certain retail and call center locations. In exiting the CLEC operations, the Company also incurred $2.2 million of costs to disconnect and remove switching and other transmission equipment from central office facilities and expenses to notify and migrate customers to other service providers.  ALLTEL also wrote off $4.4 million of certain capitalized software development costs that had no alternative future use or functionality.  The Company also recorded a $7.1 million write-down in the carrying value of certain cell site equipment, and incurred $28.8 million of expenses related to ALLTEL's acquisition completed on August 1, 2002 of wireline properties from Verizon in Kentucky and wireless properties from CenturyTel, Inc.  These expenses included internal payroll and employee benefit costs, contracted services, branding and other computer programming costs incurred in connection with expanding ALLTEL’s customer service and operations support functions to handle increased customer volumes resulting from the acquisitions and to convert Verizon’s customer billing and operations support systems to ALLTEL’s internal systems.

(J)

Represents a $13.7 million write-down recorded by ALLTEL to reflect the other-than-temporary declines in the fair value of two equity investments and a pretax adjustment of $4.8 million to reduce the gain recognized from the dissolution of a wireless partnership with BellSouth Mobility, Inc.  This gain was initially recorded in 2001.

(K)	Tax related effects of the items discussed in Notes A - J above.

(L)

Eliminates the effects of discontinued operations, including the gain realized upon the sale of such operations.  On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National Financial Inc. (“Fidelity National”), for $1.05 billion, payable in the form of $775.0 million in cash and $275.0 million in Fidelity National common stock.  As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(M)

Represents the cumulative effect of the change in accounting resulting from the Company's adoption of Statement of Financial Accounting Standards ("SFAS") No. 143, “Accounting for Asset Retirement Obligations".  In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal.  For ALLTEL's wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143.  As a result of a Federal Communications Commission ruling, ALLTEL is continuing to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribed by SFAS No. 71.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
			Increase				Increase
	December 31,	December 31,	(Decrease)		December 31,	December 31,	(Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%
Wireless:
Controlled POPs	60,368,281	59,008,262	1,360,019	2
Customers	8,023,425	7,601,598	421,827	6
Penetration rate	13.3%	12.9%	.4%	3
Average customers	7,956,723	7,561,283	395,440	5	7,834,470	7,095,544	738,926	10
Gross customer additions:
Internal	696,888	675,230	21,658	3	2,709,369	2,404,180	305,189	13
Acquired, net of divested	—	(8,939)	8,939	100	147,462	752,784	(605,322)	(80)
Total	696,888	666,291	30,597	5	2,856,831	3,156,964	(300,133)	(10)
Net customer additions:
Internal	95,374	51,608	43,766	85	274,365	279,703	(5,338)	(2)
Acquired, net of divested	—	(8,939)	8,939	100	147,462	752,784	(605,322)	(80)
Prepaid customer unit adjustment	—	—	—	—	—	(113,853)	113,853	100
Total	95,374	42,669	52,705	124	421,827	918,634	(496,807)	(54)
Customer acquisition costs:
Product sales	$(45,486)	$(35,776)	$(9,710)	(27)	$(176,429)	$(118,059)	$(58,370)	(49)
Cost of products sold	76,980	64,355	12,625	20	296,757	269,022	27,735	10
Selling and marketing expenses	190,854	156,626	34,228	22	714,026	579,333	134,693	23
Total	$222,348	$185,205	$37,143	20	$834,354	$730,296	$104,058	14
Cost to acquire a new customer (A)	$319	$274	$45	16	$308	$304	$4	1
Average revenue per customer per month	$47.26	$46.98	$.28	1	$47.51	$46.97	$.54	1
Postpay churn	1.96%	2.25%	(.29% )	(13)	2.09%	2.23%	(.14% )	(6)
Total churn	2.53%	2.76%	(.23% )	(8)	2.59%	2.50%	.09%	4
Service revenue operating margin (B)	20.5%	23.1%	(2.6% )	(11)	22.3%	23.8%	(1.5% )	(6)
Capital expenditures (C)	$223,242	$178,823	$44,419	25	$788,430	$766,395	$22,035	3

Wireline:
Customers	3,095,635	3,167,275	(71,640)	(2)
DSL customers	153,028	70,182	82,846	118
Capital expenditures (C)	$115,964	$119,154	$(3,190)	(3)	$386,235	$404,998	$(18,763)	(5)

Communications support services:
Long-distance customers	1,680,181	1,542,210	137,971	9
Capital expenditures (C)	$3,738	$9,975	$(6,237)	(63)	$18,999	$36,635	$(17,636)	(48)

Consolidated:
Equity free cash flow (D)	$218,043	$226,070	$(8,027)	(4)	$1,007,733	$799,247	$208,486	26
Capital expenditures (C)	$343,281	$310,130	$33,151	11	$1,194,410	$1,213,178	$(18,768)	(2)
Total assets	$16,661,138	$16,244,589	$416,549	3

(A)  Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other"), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.  Customer acquisition costs exclude amounts related to the Company's customer retention efforts.

(B)   Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenue.  For the twelve months ended 12/31/02, wireless segment income under GAAP differed from wireless segment income from current businesses.  Accordingly, service revenue operating margin calculated using wireless segment income under GAAP was 23.7% for that period.

(C)   Includes capitalized software development costs.

(D)  Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note C.

ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(In thousands)

	December 31, 2003	December 31, 2002

ASSETS

CURRENT ASSETS:
Cash and short-term investments	$657,764	$134,641
Accounts receivable (less allowance for doubtful accounts of $46,333 and $68,391, respectively)	890,015	1,018,282
Inventories	122,133	138,530
Prepaid expenses and other	59,210	38,819
Assets held for sale	—	538,223

Total current assets	1,729,122	1,868,495

Investments	722,698	325,797
Goodwill	4,854,263	4,769,718
Other intangibles	1,336,956	1,348,137

PROPERTY, PLANT AND EQUIPMENT:
Land	259,180	275,332
Buildings and improvements	1,052,994	1,074,277
Wireline	6,514,694	6,188,507
Wireless	5,255,820	4,798,304
Information processing	946,749	1,047,659
Other	482,255	571,042
Under construction	398,232	365,026

Total property, plant and equipment	14,909,924	14,320,147
Less accumulated depreciation	7,289,145	6,756,451

Net property, plant and equipment	7,620,779	7,563,696

Other assets	397,320	368,746

TOTAL ASSETS	$16,661,138	$16,244,589

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$277,235	$494,711
Accounts payable	479,786	413,724
Advance payments and customer deposits	205,277	214,296
Accrued taxes	114,618	72,255
Accrued dividends	116,162	109,564
Accrued interest	107,085	123,806
Other current liabilities	192,504	171,818
Liabilities related to assets held for sale	—	190,498

Total current liabilities	1,492,667	1,790,672

Long-term debt	5,581,243	6,145,381
Deferred income taxes	1,417,667	1,115,463
Other liabilities	1,147,364	1,194,969

SHAREHOLDERS' EQUITY:
Preferred stock	348	391
Common stock	312,644	311,183
Additional paid-in capital	750,131	695,656
Unrealized holding gain (loss) on investments	73,634	(1)
Foreign currency translation adjustment	569	(6,868)
Retained earnings	5,884,871	4,997,743

Total shareholders' equity	7,022,197	5,998,104

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$16,661,138	$16,244,589

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(In thousands)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31, 2003	December 31, 2002	December 31, 2003	December 31, 2002
Net Cash Provided from Operations:
Net income	$258,935	$256,573	$1,330,119	$924,310
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	—	(11,178)	(360,999)	(74,150)
Cumulative effect of accounting change	—	—	(15,591)	—
Depreciation and amortization	321,330	304,298	1,247,748	1,095,469
Provision for doubtful accounts	42,152	66,992	184,670	265,901
Non-cash portion of integration expenses and other charges	—	—	13,245	12,580
Non-cash portion of gain on disposal of assets, write-down of investments and other	(30,999)	(19,516)	(25,035)	(985)
Increase in deferred income taxes	83,536	223,552	225,021	357,565
Other, net	(31,705)	(36,567)	(11,402)	(25,605)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	9,877	(36,761)	(79,681)	(219,317)
Inventories	21,817	(29,145)	17,141	28,491
Accounts payable	53,692	31,231	21,803	80,085
Other current liabilities	(12,708)	(124,617)	30,177	(42,830)
Other, net	(91,753)	29,340	(102,462)	(9,271)
Net cash provided from operations	624,174	654,202	2,474,754	2,392,243

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(331,221)	(301,183)	(1,137,716)	(1,154,789)
Additions to capitalized software development costs	(12,060)	(8,947)	(56,694)	(58,389)
Additions to investments	(2,705)	(3,336)	(13,532)	(9,379)
Purchases of property, net of cash acquired	—	(28,361)	(160,560)	(3,365,509)
Proceeds from the lease of cell site towers	—	—	—	7,500
Proceeds from the sale of assets	46,072	24,075	46,072	24,075
Proceeds from the return on or sale of investments	14,046	20,399	48,348	51,876
Other, net	(7,833)	17,677	8,140	9,981
Net cash used in investing activities	(293,701)	(279,676)	(1,265,942)	(4,494,634)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(109,214)	(105,913)	(436,391)	(423,081)
Reductions in long-term debt	(19,146)	(461,041)	(763,429)	(265,844)
Preferred stock redemptions	—	14	—	14
Distributions to minority investors	(23,085)	(16,080)	(67,551)	(57,890)
Long-term debt issued, net of issuance costs	—	209,650	—	2,809,101
Common stock issued	18,205	4,828	49,131	17,177
Net cash provided from (used in) financing activities	(133,240)	(368,542)	(1,218,240)	2,079,477

Net cash provided from (used in) discontinued operations	(106,376)	53,343	531,791	91,338

Effect of exchange rate changes on cash and short-term investments	5	444	760	3,060

Increase in cash and short-term investments	90,862	59,771	523,123	71,484

Cash and Short-term Investments:
Beginning of the period	566,902	74,870	134,641	63,157
End of the period	$657,764	$134,641	$657,764	$134,641

ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(In thousands)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31, 2003	December 31, 2002	December 31, 2003	December 31, 2002

Net cash provided from operations	$624,174	$654,202	$2,474,754	$2,392,243
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	—	11,178	360,999	74,150
Cumulative effect of accounting change	—	—	15,591	—
Depreciation and amortization expense	(321,330)	(304,298)	(1,247,748)	(1,095,469)
Provision for doubtful accounts	(42,152)	(66,992)	(184,670)	(265,901)
Non-cash portion of integration expenses and other charges	—	—	(13,245)	(12,580)
Non-cash portion of gain on disposal of assets, write-down of
investments and other	30,999	19,516	25,035	985
Increase in deferred income taxes	(83,536)	(223,552)	(225,021)	(357,565)
Other non-cash changes, net	31,705	36,567	11,402	25,605
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	19,075	129,952	113,022	162,842
Net income under GAAP	258,935	256,573	1,330,119	924,310
Adjustments to reconcile to net income from current businesses:
Write-down of receivables due to interexchange carrier's bankruptcy filing, net of tax	—	—	—	8,694
Integration expenses and other charges, net of tax	—	(1,568)	9,449	42,325
Net financing costs related to prefunding the Company's wireless and wireline acquisitions, net of tax	—	—	—	16,337
Gain on disposal of assets, write-down of investments and other, net of tax	(18,941)	(11,925)	(8,583)	(560)
Cumulative effect of accounting change	—	—	(15,591)	—
Income from discontinued operations	—	(11,178)	(360,999)	(74,150)
Net income from current businesses	239,994	231,902	954,395	916,956
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	321,330	304,298	1,247,748	1,095,469
Capital expenditures	(343,281)	(310,130)	(1,194,410)	(1,213,178)
Equity free cash flow from current businesses	$218,043	$226,070	$1,007,733	$799,247